Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                                                  EXHIBIT 10.31

                                                AMENDMENT #6 TO MASTER AGREEMENT

                                FOR VALUE ADDED SERVICES (BRAZIL) BY AND BETWEEN
               AOL BRASIL LTDA. AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.-
                                                                        EMBRATEL

         This Amendment (the "Amendment #6"), effective as of July 31, 2001 ("Amendment Date"), is entered into by and between AOL BRASIL LTDA, a Brazilian corporation headquartered at Avenida Industrial 600. 2o. Andar, Sanio Andre, 08090-500, Sao Paulo - SP, registered with the Ministeio de Fazenda under number 03.032.579/0001-62, represented by its Director, Milton da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33.530.488/0001-29, represented by its Executive Account Manager, Vaidinei Carniel Rocha, and its Account Manager, Marcus Vinicius Leme Brisole Caseiro, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.       DEPLOYMENT PLAN

                  1.1 Exhibit C of the Agreement is hereby amended by adding the following provisions, which shall terminate three (3) years after the effective date of this Amendment:

----- ------------------------------ --------------------- ------------------
#     AOL DESIGNATED CITIES                   ST                MODEMS
----- ------------------------------ --------------------- ------------------
1.    ALVORADA                                RS                [ ** ]
----- ------------------------------ --------------------- ------------------
2.    ANANINDEUA                              PA                [ ** ]
----- ------------------------------ --------------------- ------------------
3.    APARECIDA DE GIOANIA                    GO                [ ** ]
----- ------------------------------ --------------------- ------------------
4.    APUCARANA                               PR                [ ** ]
----- ------------------------------ --------------------- ------------------
5.    ARACAJU                                 SE                [ ** ]
----- ------------------------------ --------------------- ------------------
6.    ARAPIRACA                               AL                [ ** ]
----- ------------------------------ --------------------- ------------------
7.    BARRA MANSA                             RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
8.    BETIM                                   MG                [ ** ]
----- ------------------------------ --------------------- ------------------
9.    CACHOEIRO DO ITAPEMIRIM                 ES                [ ** ]
----- ------------------------------ --------------------- ------------------
10.   CAMPINA GRANDE                          PB                [ ** ]
----- ------------------------------ --------------------- ------------------
11.   CAMPO GRANDE                            MS                [ ** ]
----- ------------------------------ --------------------- ------------------






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                              HIGHLY CONFIDENTIAL

----- ------------------------------ --------------------- ------------------
12.   CAMPOS DOS GOITACAZES                   RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
13.   CANDAS                                  RS                [ ** ]
----- ------------------------------ --------------------- ------------------
14.   CARIACICA                               ES                [ ** ]
----- ------------------------------ --------------------- ------------------
15.   CARUARU                                 PE                [ ** ]
----- ------------------------------ --------------------- ------------------
16.   CASCAVEL                                PR                [ ** ]
----- ------------------------------ --------------------- ------------------
17.   CAUCAIA                                 CE                [ ** ]
----- ------------------------------ --------------------- ------------------
18.   CHAPECO                                 SC                [ ** ]
----- ------------------------------ --------------------- ------------------
19.   DIVINOPOLIS                             MG                [ ** ]
----- ------------------------------ --------------------- ------------------
20.   FLORIANOPOLIS                           SC                [ ** ]
----- ------------------------------ --------------------- ------------------
21.   GRAVATAI                                RS                [ ** ]
----- ------------------------------ --------------------- ------------------
22.   IPATINGA                                MG                [ ** ]
----- ------------------------------ --------------------- ------------------
23.   ITABORAI                                RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
24.   ITABUNA                                 BA                [ ** ]
----- ------------------------------ --------------------- ------------------
25.   JABOATAO DOS GUARARAPES                 PE                [ ** ]
----- ------------------------------ --------------------- ------------------
26.   JEQUIE                                  BA                [ ** ]
----- ------------------------------ --------------------- ------------------
27.   JUAZEIRO                                BA                [ ** ]
----- ------------------------------ --------------------- ------------------
28.   LUZIANIA                                GO                [ ** ]
----- ------------------------------ --------------------- ------------------
29.   MACAE                                   RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
30.   MACEIO                                  AL                [ ** ]
----- ------------------------------ --------------------- ------------------
31.   MAGE                                    RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
32.   MARACANAU                               CE                [ ** ]
----- ------------------------------ --------------------- ------------------
33.   MONTES CLAROS                           MG                [ ** ]
----- ------------------------------ --------------------- ------------------
34.   MOSSORO                                 RN                [ ** ]
----- ------------------------------ --------------------- ------------------
35.   NATAL                                   RN                [ ** ]
----- ------------------------------ --------------------- ------------------
36.   NOVO HAMBURGO                           RS                [ ** ]
----- ------------------------------ --------------------- ------------------
37.   NOVA FRIBURGO                           RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
38.   OLINDA                                  PE                [ ** ]
----- ------------------------------ --------------------- ------------------
39.   PALMAS                                  TO                [ ** ]
----- ------------------------------ --------------------- ------------------
40.   PARNAIBA                                PI                [ ** ]
----- ------------------------------ --------------------- ------------------
41.   PAULISTA                                PE                [ ** ]
----- ------------------------------ --------------------- ------------------
42.   RECIFE                                  PE                [ ** ]
----- ------------------------------ --------------------- ------------------
43.   RESENDE                                 RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
44.   RIBEIRAO DAS NEVES                      MG                [ ** ]
----- ------------------------------ --------------------- ------------------
45.   RIO BRANCO                              AC                [ ** ]
----- ------------------------------ --------------------- ------------------
46.   SANTA CRUS DO SUL                       RS                [ ** ]
----- ------------------------------ --------------------- ------------------
47.   SANTA MARIA                             RS                [ ** ]
----- ------------------------------ --------------------- ------------------
48.   SANTO ANGELO                            RS                [ ** ]
----- ------------------------------ --------------------- ------------------
49.   SAO JOSE DOS PINHAIS                    PR                [ ** ]
----- ------------------------------ --------------------- ------------------
50.   SAO MATEUS                              ES                [ ** ]
----- ------------------------------ --------------------- ------------------
51.   SERRA                                   ES                [ ** ]
----- ------------------------------ --------------------- ------------------
52.   SETE LAGOAS                             MG                [ ** ]
----- ------------------------------ --------------------- ------------------
53.   SINOP                                   MT                [ ** ]
----- ------------------------------ --------------------- ------------------
54.   UBERABA                                 MG                [ ** ]
----- ------------------------------ --------------------- ------------------
55.   URUGUAIANA                              RS                [ ** ]
----- ------------------------------ --------------------- ------------------
56.   VARZEA GRANDE                           MT                [ ** ]
----- ------------------------------ --------------------- ------------------
57.   VIAMAO                                  RS                [ ** ]
----- ------------------------------ --------------------- ------------------
58.   VOLTA REDONDA                           RJ                [ ** ]
----- ------------------------------ --------------------- ------------------
      TOTAL                                                     [ ** ]
----- ------------------------------ --------------------- ------------------



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                              HIGHLY CONFIDENTIAL

                  1.2 Exhibit C of the Agreement is hereby amended by reducing the following provisions. These modems shall be discontinued in order to install the modems mentioned in item 1.1.

----- ---------------------------- --------------------- --------------------
#     AOL DESIGNATED CITIES                 ST                 MODEMS
----- ---------------------------- --------------------- --------------------
4.    BARUERI                               SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
5.    BAURU                                 SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
6.    CAMPINAS                              SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
7.    CATANDUVA                             SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
8.    JUNDIA                                SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
15.   SANTOS                                SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
16.   SAO BERNARDO DO CAMPO                 SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
21.   SAO PAULO                             SP                 [ ** ]
----- ---------------------------- --------------------- --------------------
22.   VITORIA                               ES                 [ ** ]
----- ---------------------------- --------------------- --------------------
23.   TOTAL                                                    [ ** ]
----- ---------------------------- --------------------- --------------------

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                        Sao Paulo, July 31, 2001

EMPRESA BRAS. TELECOMUNICACOS S/A-              AOL BRASIL LTDA.
                           EMBRATEL

By: /s/ VALDINEL CAMIEL ROCHA                   By: /s/ MILTON CAMARGO
    -----------------------------------             ---------------------------
    Valdinel Camiel Rocha                           Milton Camargo
    EXECUTIVE ACCOUNT MANAGER                       VICE-PRESIDENT

By: /S/ MARCUS VINLEIUS LEME BRISOLA CASEIRO
    -----------------------------------
    Marcus Vinleius Leme Brisola Caseiro
    ACCOUNT MANAGER

WITNESSES:

By:                                                By:
    ---------------------------------------           -------------------------




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                              HIGHLY CONFIDENTIAL